                                                                   EXHIBIT 99.01

                    [LETTERHEAD OF FIRST USA APPEARS HERE]


                     MONTHLY CERTIFICATEHOLDERS' STATEMENT

                                FIRST USA BANK

                -----------------------------------------------

               FIRST USA CREDIT CARD MASTER TRUST, SERIES 1993-1

                -----------------------------------------------

                Monthly Period:                    03/01/97 to
                                                   03/31/97
                Distribution Date:                 04/15/97
                Transfer Date:                     04/14/97

Under Section 5.02 of the Pooling and Servicing Agreement dated as of September 1, 1992 (the "Pooling and Servicing Agreement") and supplemented as of May 1, 1993 (the "Series 1993-1 Supplement") by and between First USA Bank (the "Bank") and The Bank of New York (Delaware), as trustee (the "Trustee"), the Bank, as Servicer, is required to prepare certain information each month regarding current distributions to Certificateholders and performance of the First USA Credit Card Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date referenced above and with respect to the performance of the Trust during the Collection Period referenced above is set forth below. Certain information is presented on the basis of an original principal amount of $1,000 per Series 1992-1 Certificate (a "Certificate"). Certain other information is presented based on the aggregate amount for the Trust as a whole. Capitalized terms used in this Certificate have their respective meanings set forth in the Pooling and Servicing Agreement.

A.  Information Regarding the Current Monthly Distribution.
    -------------------------------------------------------

    1.  The total amount of the distribution
        to Certificateholders per $1,000
        original certificate principal amount                       $4.62187500

    2.  The amount of the distribution set forth in
        paragraph 1 above in respect of interest on
        the Certificates, per $1,000 original
        certificate principal amount                                $4.62187500

    3.  The amount of the distribution set forth in
        paragraph 1 above in respect of principal on
        the Certificates, per $1,000 original
        certificate principal amount
                                                                    $0.00000000

MONTHLY CERTIFICATEHOLDERS' STATEMENT                     Series 1993-1
Page 2


B.  Information Regarding the Performance of the Trust.
    ---------------------------------------------------

    1.  Collection of Principal Receivables.
        ------------------------------------

        The aggregate amount of Collections of Principal
        Receivables processed during the Collection Period which were allocated in respect of the Certificates

                                   Principal Collection Rate     $ Amount
                               -------------------------------------------------
                                                       12.32%    $61,579,353.31

    2.  Collection of Finance Charge Receivables.
        -----------------------------------------

        The aggregate amount of Collections of Finance
        Charge Receivables processed during the
        Collection Period which were allocated in respect of the Certificates

                                        Finance Charge Yield     $ Amount
                               -------------------------------------------------
              Periodic Finance Charges                 17.38%     $7,243,460.48
              Discount Receivables                      1.95%       $811,075.58
                                                        ----        -----------
               Total                                   19.33%     $8,054,536.06


    3.  Principal Receivables/Investor Percentages.
        -------------------------------------------

        (a)   The aggregate amount of Principal
              Receivables in the Trust as of the last day
              of the Collection Period                       $19,756,565,583.32

        (b)   Invested Amount as of the last day of the
              Collection Period                                 $500,000,000.00

        (c)   The Invested Amount set forth in paragraph
              3(b) above as a percentage of the aggregate
              amount of Principal Receivables set forth in
              paragraph 3(a) above
                                                                         2.531%

        (d)   During the amortization Period: The Invested
              Amount as of ______ (the last day of the
              Revolving Period)                                             N/A

        (e)   The Invested Amount set forth in paragraph
              3(d) above as a percentage of the aggregate
              amount of Principal Receivables set forth
              in paragraph 3(a) above (applied with
              respect to Principal Receivables during the
              Amortization Period)                                          N/A

MONTHLY CERTIFICATEHOLDERS' STATEMENT                     Series 1993-1
Page 3

    4.  Delinquent Balances.
        --------------------

        The aggregate amount of outstanding balances in the Accounts which were delinquent as of the end of the day on the last day of the Collection
        Period

                                                                    Aggregate
                                                % of Total           Account
                                                Outstandings         Balance
                                           -------------------------------------
        (a)   35 - 64 days                             1.64%    $333,394,341.97
        (b)   65 - 94 days                             1.01%    $206,143,253.29
        (c)   95 - 124 days                            0.85%    $173,528,024.54
        (d)   125 - 154 days                           0.73%    $147,982,804.16
        (e)   155 or more days                         1.26%    $255,978,421.61
                                           -------------------------------------
                              Total                    5.49%  $1,117,026,845.57
                                           =====================================

    5.  Monthly Investor Default Amount.
        --------------------------------

        The aggregate amount of all defaulted
        Principal Receivables written off as
        uncollectible during the Collection Period
        allocable to the Invested Amount (the
        "Monthly Investor Default Amount")                        $2,436,413.99

    6.  Investor Charge-Offs & Reimbursements of Charge-Offs.
        -----------------------------------------------------

        (a)   The aggregate amount of Investor
              Charge-Offs during the Collection Period                    $0.00

        (b)   The amounts set forth in paragraph 6(a)
              above, per $1,000 original certificate
              principal amount (which will have the
              effect of reducing, pro rata, the amount
              of each Certificateholder's investment)                     $0.00

        (c)   The aggregate amount of Investor Charge-Offs
              reimbursed during the Collection Period                     $0.00

        (d)   The amounts set forth in paragraph 6(c)
              above, per $1,000 original certificate
              principal amount (which will have the
              effect of increasing, pro rata, the amount
              of each Certificateholder's investment)                     $0.00

    7.  Investor Servicing Fee.
        -----------------------

        The amount of the Investor Monthly
        Servicing Fee payable by the Trust
        to the Servicer for the Collection
        Period                                                      $625,000.00

    8.  Withdrawal from Cash Collateral Amount.
        ---------------------------------------

        The amount to withdrawn from Cash Collateral
        Account on the related Distribution date.                         $0.00

MONTHLY CERTIFICATEHOLDERS' STATEMENT                     Series 1993-1
Page 4

    9.  Cash Collateral Amount.
        -----------------------

        The Available Cash Collateral Amount as of the close of business on the related Distribution Date after giving effect to withdrawals, deposits and payments to be made with respect to the Collection Period

                              Total                              $70,000,000.00

        The Required Cash Collateral Amount as of the close of business on the related Distribution Date after giving effect to withdrawals, deposits and payments to be made with respect to the Collection
        Period

                              Total                              $70,000,000.00

    11. Funds on Deposit in Cash Collateral Account.
        --------------------------------------------

        The aggregate amount of funds on deposit in the
        Cash Collateral Account pursuant to Section
        2.11(a)(vii) of the Amended Loan Agreement on
        such Distribution Date                                    $5,000,000.00

    12. Series 1993-1 Guaranty Amount.
        ------------------------------

        (a)   The Available Series 1993-1 Guaranty Amount
              on such Distribution Date                          $10,000,000.00

        (b)   The Required Series 1993-1 Guaranty Amount
              on such Distribution Date                          $10,000,000.00


    13. The Available Series 1993-1 Loan Amount
        ---------------------------------------

        The Available Series 1993-1 Loan Amount
        on such Distribution Date                                $55,000,000.00


    14. The Pool Factor.
        ----------------

        The Pool Factor (which represents the ratio of the
        amount of the Investor Interest on the last day of
        the Collection Period to the amount of the
        Investor Interest as of the Closing Date). The
        amount of a Certificateholder's pro rata share of
        the Investor Participation Amount can be
        determined by multiplying the original
        denomination of the holder's Certificate by the
        Pool Factor                                                  1.00000000

    15. The Portfolio Yield
        -------------------

        The Portfolio Yield for the related Monthly Period               13.48%


    16. The Base Rate
        -------------

        The Base Rate for the related Monthly period                      7.74%

MONTHLY CERTIFICATEHOLDERS' STATEMENT
Signature Page





                                 FIRST USA BANK
                                 as Servicer


                                 By: /s/ W. Todd Peterson
                                    -------------------------------------
                                    W. Todd Peterson
                                    Vice President